Exhibit 99.1

Shares of Oramed Pharmaceuticals Are Approved for Listing on the
Nasdaq Capital Market

JERUSALEM – February 7, 2013 – Oramed Pharmaceuticals Inc. (OTCQB: ORMPD), a developer of oral drug delivery systems, announced today that NASDAQ has approved the company’s application to list its shares of common stock on the NASDAQ Capital Market. The company’s shares of common stock will begin trading on the Nasdaq Capital Market under the symbol ORMP (formerly OTCQB: ORMPD) starting on Monday, February 11, 2013.

“Oramed is ready to begin trading on a higher profile exchange like NASDAQ,” noted Nadav Kidron, CEO of Oramed. “We are very excited and believe that this is the right marketplace for our shares. Listing on NASDAQ should enable us to broaden our investor reach and increase visibility and liquidity of our shares.”

About Oramed Pharmaceuticals

Oramed Pharmaceuticals is a technology pioneer in the field of oral delivery solutions for drugs and vaccines currently delivered via injection. Established in 2006, Oramed's technology is based on over 30 years of research by top research scientists at Jerusalem's Hadassah Medical Center. Oramed is seeking to revolutionize the treatment of diabetes through its proprietary flagship product, an orally ingestible insulin capsule (ORMD-0801) currently approaching FDA-approved Phase 2 clinical trials, and with its oral exenatide capsule (ORMD-0901; a GLP-1 analog), currently approaching Phase 1b/2a trials. The company's corporate and R&D headquarters are based in Jerusalem.

 Forward-looking statements: This press release contains forward-looking statements. For example, we are using forward-looking statements when we discuss our listing on Nasdaq and how such listing would enable us to broaden our investor reach and increase visibility and liquidity of our shares, or when we discuss that our products are approaching FDA-approved Phase 2 clinical trials and Phase 1b/2a trials. These forward-looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates; competition from other pharmaceutical or biotechnology companies; and our ability to obtain additional funding required to conduct our research, development and commercialization activities. In addition, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; delays or obstacles in launching our clinical trials; changes in legislation; inability to timely develop and introduce new technologies, products and applications; lack of validation of our technology as we progress further and lack of acceptance of our methods by the scientific community; inability to retain or attract key employees whose knowledge is essential to the development of our products; unforeseen scientific difficulties that may develop with our process; greater cost of final product than anticipated; loss of market share and pressure on pricing resulting from competition; laboratory results that do not translate to equally good results in real settings; our patents may not be sufficient; and final that products may harm recipients, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission.

Company Contact:	Aviva Sherman
Oramed Pharmaceuticals
Cell: +972-54-792-4438
Office: +972-2-566-0001
Email: aviva@oramed.com